UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2021
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On December 11, 2021, bluebird bio, Inc. (“bluebird”) issued a press release announcing new data presented at the 63rd American Society of Hematology (ASH) Annual Meeting and Exposition of its results for betibeglogene autotemcel (beti-cel), an investigational gene therapy, that demonstrate adult and pediatric patients living with β-thalassemia (beta-thal) who require regular red blood cell (RBC) transfusions can produce normal or near-normal levels of total hemoglobin and continue to remain transfusion-free, and achieve stable iron markers, through up to seven years of follow-up. Data from the pivotal HGB-207 Northstar-2 study were also published in the New England Journal of Medicine (NEJM).

On December 12, 2021, bluebird issued a press release announcing data presented at ASH with results from its Phase 1/2 HGB-206 study of lovotibeglogene autotemcel (lovo-cel; formerly LentiGlobin for SCD, bb1111) gene therapy for adult and adolescent patients with sickle cell disease, including further analyses from its pivotal cohort, HGB-206 Group C, following enhancements to the manufacturing protocols and treatment process. Select data from the Group C cohort of the HGB-206 study were simultaneously published in NEJM.

The full text of bluebird’s press releases regarding these announcements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on December 11, 2021 (regarding beti-cel data).
99.2	Press release issued by bluebird bio, Inc. on December 12, 2021 (regarding lovo-cel data).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2021	bluebird bio, Inc.

	By:	/s/ Helen C. Fu
Helen C. Fu
Senior Vice President, General Counsel and Secretary